EXHIBIT 10.11

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S DEBT CONVERSION AGREEMENT

THIS AGREEMENT is made effective as of the 28th day of February, 2006.

BETWEEN:

THE CREDITOR LISTED ON THE EXECUTION PAGE
TO THIS AGREEMENT

(hereinafter called the "Creditor")

OF THE FIRST PART

AND:

COLOURED (US) INC.
(formerly EMCOR HOLDINGS INC.)
a Nevada corporation

(hereinafter called the “Company")

OF THE SECOND PART

WHEREAS:

A.                      The Creditor has advanced funds to the Company as a loan pending completion by the Company of the acquisition of Coloured Industry Limited (“CI”).

B.                      The Company has completed the acquisition of Coloured Industry.

C.                      The Company has entered into an asset purchase agreement (the “Asset Purchase Agreement”) for the acquisition from Colour Industry Inc. and ABS Global Capital Inc. (collectively, the “Developers”) of certain intellectual property previously licensed to Coloured Industry (the “Intellectual Property”).

D.                      The acquisition of the Intellectual Property is subject to, among other things, the approval of the managing partner and shareholders of the Developers, which approval has been obtained.

E.                      The Creditor has agreed to convert its loan into shares of the Company’s common stock.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                       DEFINITIONS

1.1                     The following terms will have the following meanings for all purposes of this Agreement.

(a)	"Agreement" shall mean this Agreement, and all schedules and amendments to in the Agreement.

(b)	“Common Stock” means the shares of Common Stock of the Company, $0.001 par value per share.

(c)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

(d)	“Creditor” shall mean the Creditor executing the signature page to this Agreement.

(e)

"Offering" shall mean the offering of the Shares by the Company in exchange for the cancellation of indebtedness owed by the Company to certain of its creditors pursuant to Regulation S of the Securities Act.

(f)

“Indebtedness” means the amount of indebtedness owed by the Company to the Creditor pursuant to a loan or loans advanced by the Creditor to the Company in the aggregate amount set forth on the execution page to this Agreement.

(g)	"SEC" shall mean the United States Securities and Exchange Commission.

(h)	"Securities Act" shall mean the United States Securities Act of 1933, as amended.

(i)	"Shares" means those shares of Common Stock to be purchased by the Creditor at a price of $0.25 per Share pursuant to this Agreement.

1.2                     All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.                       ISSUANCE OF SHARES IN SETTLEMENT OF INDEBTEDNESS

Subject to the terms and conditions hereinafter set forth, the Creditor hereby agrees to accept the issuance by the Company to the Creditor of a number of Shares equal to the amount of the Indebtedness divided by a price of $0.25 US per Share as payment in full of the Indebtedness (the “Shares”).

Upon execution of this Agreement by the Company, the Company will deliver to the Creditor certificates representing the Shares. Upon delivery by the Company of the certificates representing the Shares, the Indebtedness will be deemed to be repaid in full by the Company, the Company will have no further liability or obligation to the Creditor in respect of the Indebtedness and the Creditor will have no further claim or action against the Company in respect of the Indebtedness.

The Company will register the resale by the Creditor of the Shares on any registration statement filed by the Company with the SEC pursuant to the Securities Act as part of the process of pursuing trading of the Company’s common stock on the NASD OTC Bulletin Board.

Any acceptance by the Company of the Creditor is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident. The Creditor will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

The Creditor hereby authorizes and directs the Company to deliver the securities to be issued to such Creditor pursuant to this Agreement to the Creditor’s address indicated on the signature page of this Agreement.

The Creditor acknowledges and agrees that the subscription for the Shares and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3.                       REGULATION S AGREEMENTS OF THE CREDITOR

3.1                     The Creditor represents and warrants to the Company that the Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Creditors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

3.2                     The Creditor acknowledges that the Creditor was not in the United States at the time the offer to purchase the Shares was received or at the time that this Debt Conversion Agreement was executed.

3.3                     The Creditor acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Creditor in accordance with Regulation S of the Securities Act.

3.4                     The Creditor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

3.5                     The Creditor and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6                     The Creditor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7                     The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

4.                       REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to such Creditor:

4.1                     The Creditor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Shares.

4.2                     The Creditor has received and had opportunity to review a disclosure statement relating to the Offering and has been afforded access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient it to evaluate its investment in the Shares. The Creditor further represents that it has had an opportunity to ask questions and receive answers from the directors and officers of the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Shares. The Creditor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisers prior to execution of this Agreement.

4.3.                     The Creditor acknowledges that the offering of the Shares by the Company has not been reviewed by the SEC and that the Shares are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.4                     The Creditors understands that the Shares it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Creditor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.5                     The Shares will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.6                     An investment in the Company is highly speculative and only Creditors who can afford the loss of their entire investment should consider investing in the Company and the Shares. The Creditor is financially able to bear the economic risks of an investment in the Company.

4.7                     The Creditor recognizes that the purchase of the Shares involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

4.8                     The Creditor acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Creditor may not be able to liquidate its investment.

4.9                     The Creditor is not aware of any advertisement of the Shares.

4.10                    This Agreement has been duly authorized, validly executed and delivered by the Creditor.

4.11                    The Creditor has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Creditor is resident.

5.                       REPRESENTATIONS BY THE COMPANY

5.1                     The Company represents and warrants to the Creditor that:

(a)

the Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct;

(b)	upon issue, the Shares will be duly and validly issued, fully paid and non- assessable common shares in the capital of the Company.

6.                       MISCELLANEOUS

6.1                     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at its registered office, attention: Lars Brannvall, Director, and to the Creditor at his/her address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2                     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

6.3                     This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Amount of Indebtedness:	$ 1,000
Amount of Indebtedness to be Converted into
Shares

Number of Shares:	4,000 Shares
Number of Shares equals Amount of
Indebtedness divided by $0.25 US per Share

Signature of Creditor:	/s/ Dan Simmons

Name of Authorized Signatory (If
applicable):

Name of Creditor:	Dan Simmons

Address of Creditor:	146 Fernbrook Road, London SE13 5NH

ACCEPTED BY:

COLOURED (US) INC.

Signature of Authorized Signatory:	/s/ Lars Brannval

Name of Authorized Signatory:	Lars BrannvalL

Position of Authorized Signatory:	Director

Date of Acceptance:	February 28, 2006